UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          November 19, 2004

JLG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-12123

PENNSYLVANIA (State or other jurisdiction of incorporation or organization)	25-1199382 (I.R.S. Employer Identification No.)

1 JLG Drive, McConnellsburg, PA (Address of principal executive offices)	17233-9533 (Zip Code)

Registrant’s telephone number, including area code:
(717) 485-5161

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01      Entry into a Material Definitive Agreement

As disclosed in our recent Proxy Statement and as effected following our Board of Directors’ Reorganization Meeting on November 18, 2004, the Company amended its non-employee directors’ compensation program to increase the annual retainer for our non-employee directors to $56,500 and the expected value of restricted shares and options to be granted under our Long-Term Incentive Plan to $50,000. A summary of the amended directors’ compensation program is filed as Exhibit 10.1 to this report. We are filing the summary of the amended directors’ compensation program taking into consideration the answer by the Staff of the Division of Corporation Finance to Question 5 of the Frequently Asked Questions of the new Form 8-K items dated November 23, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JLG INDUSTRIES, INC.
(Registrant)

Date: December 1, 2004	/s/ James H. Woodward, Jr.

James H. Woodward, Jr.
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Summary of Non-Employee Directors’ Compensation Program.

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